                                                                      Exhibit 99



                                                          For Immediate Release
                                                          ----------------------

LOCKHEED MARTIN REPORTS FIRST QUARTER FINANCIAL RESULTS
Net Earnings of $0.51 Per Share, Exclusive of Nonrecurring Items;
With Nonrecurring Items, Reports Net Loss of $0.23 Per Share


BETHESDA, Maryland, April 20, 1999 - Lockheed Martin Corporation (NYSE: LMT) today reported a first quarter loss of $.23 per share on a diluted basis, compared to first quarter 1998 diluted earnings of $.71 per share. Results for this quarter were impacted by two nonrecurring and unusual items a $74 million after-tax gain, or $.19 per diluted share, from the sale of 4.5 million shares of stock in L-3 Communications in a secondary public offering and a $355 million after-tax charge, or $.93 per diluted share, related to the cumulative effect of adopting a new accounting standard* related to costs for start-up activities. Excluding the effects of these nonrecurring and unusual items, net earnings for the first quarter of 1999 would have been $194 million, or $.51 per diluted share.

"Although this quarter's results were on plan, they were not as good as we'd like them to be, and we remain focused on the operational and performance issues that create uncertainty for our customers and shareholders," stated Vance Coffman, Lockheed Martin chairman and chief executive officer. "Achieving our full-year earnings expectations depends on the timing of aircraft deliveries, spacecraft launches, ongoing portfolio actions, and certain cost and operational performance issues," Coffman said.

"Our management team is focused on three basic areas. First, we are going to continue to be the absolute best at meeting the needs of our core aerospace, defense and government customers. Second, we are going to deliver real near- and long-term value for our shareholders, and achieve productivity increases through our LM21 Best Practices initiative. Third, we are going to capitalize wherever appropriate on expertise and technologies to generate additional value for shareholders," Coffman added.


* The Corporation adopted the American Institute of Certified Public Accountants' Statement of Position No. 98-5, "Reporting on the Costs of Start-Up Activities," effective January 1, 1999.

The Aeronautics segment delivered seven C-130J aircraft originally scheduled for delivery in the fourth quarter of 1998, and the Space & Strategic Missiles segment successfully launched two Proton, one Atlas, and one Athena I rocket during the first quarter 1999.

First quarter 1999 results in the Space & Strategic Missiles segment, compared to first quarter 1998 results, were negatively impacted by costs associated with advanced launch vehicle development and start-up activities, commercial satellite component supplier issues and the penalties on the THAAD demonstration flight test program.

The first quarter of 1999 was also impacted by costs associated with ongoing investments by Lockheed Martin Global Telecommunications. Global Telecommunications, a wholly-owned subsidiary of the Corporation reported in the Corporate and Other segment, recorded sales of $16 million and operating losses of $24 million for the quarter. The Corporation continues to seek the approvals and legislative changes necessary to proceed with its proposed acquisition of COMSAT.

Sales for first quarter 1999 were $6.2 billion, comparable with first quarter 1998 sales of $6.2 billion. The Corporation's backlog totaled $45.7 billion at quarter's end compared with $45.3 billion at year end 1998.

In reporting on the Corporation's financial performance for the quarter, Coffman highlighted a series of recent contract wins, milestones and business actions in traditional and new business areas with long-term benefits to Lockheed Martin:


                         First Quarter 1999 Highlights


 . The Robert J. Collier Trophy was awarded to Lockheed Martin for the U-2 aircraft.

 . Lockheed Martin, teamed with the USAF depot at Kelly Aircraft Center, San
  Antonio, Texas, won a $1.2 billion contract for the repair and overhaul of aircraft jet engines.

 . A total of 7 C-130J and 28 F-16 aircraft were delivered during the quarter.

 . Launches of one Atlas, two Proton and one Athena 1 rocket were completed successfully.

 . One External Tank was delivered to NASA in support of the Space Shuttle program.

 . Pre-launch transponder leasing commitments for the LMI-1 satellite, a joint venture between Global Telecommunications and Intersputnik, reached 75 percent. LMI-1 is scheduled for launch later this year.

 . Lockheed Martin Commercial Space Systems was established as a new business unit to serve global customers in the marketing, sales and production of commercial satellite systems.

 . A Patriot Advanced Capability-3 (PAC-3) missile successfully intercepted and destroyed an incoming tactical ballistic missile target on its first opportunity to achieve an intercept. Separately, Vought Systems and DaimlerChrysler Aerospace (Dasa) established a joint venture for PAC-3 missile production in Germany.

 . Electronics Sector businesses continued to strengthen their position in international markets, winning contracts with a combined value in excess of $200 million.

 . The United Kingdom's Ministry of Defence awarded Lockheed Martin Missiles &
  Space a $49 million, 20-month contract to study the development of SKYNET 5, the United Kingdom's next-generation space-based communications system.

 . Nike, Inc. signed a five-year agreement with Lockheed Martin to outsource its data center, desktop support, network management and technical asset management operations.

 . Lockheed Martin Postal Systems completed delivery of 300,000 hand-held Mobile
  Data Collection Devices (MDCDs) to the U.S. Postal Service under a $250 million contract, enabling the Postal Service to provide same-day delivery confirmation for Express Mail, Priority Mail, and other accountable mail.

 . Postal Systems and GATX Logistics, Inc. formed a new joint venture company, Paxis LLC, to offer comprehensive parcel consolidation and distribution services, using the U.S. Postal Service delivery system.

 . The British government selected Lockheed Martin to develop the data capture imaging systems and to provide other services in support of the United Kingdom's 2001 census. The contract is initially valued at $80 million.

 . The U.S. Air Force awarded Lockheed Martin a $415 million contract to modernize C-5 instrument displays, communications/navigation systems, and the automatic flight control system on all 126 C-5 aircraft.

 . The Corporation received U.S. Navy contracts valued at approximately $283 million for continued production of AEGIS shipboard combat systems and Vertical Launching Systems.

 . Following successful performance of LANTIRN pods aboard U.S. Navy F-14s in Operation Desert Fox, the Navy exercised an option valued at $53 million for 26 additional LANTIRN pods.

 . Lockheed Martin Undersea Systems was assessed as a Level 5 organization as defined by the Carnegie Mellon Software Engineering Institute (SEI) Capability Maturity Model. Undersea Systems became the Electronics Sector's second company to earn the SEI Level 5 designation, held by only 1% of the companies assessed worldwide.

 . The Mars Surveyor Program's '98 Mars Polar Lander was launched on Jan. 3,
  1999, and is scheduled to land on Mars on December 3, 1999. Stardust --another interplanetary spacecraft Lockheed Martin built for NASA -- was launched on February 7, 1999. Stardust 's mission is to capture comet particles and interstellar dust and return them to Earth for detailed laboratory analysis.


Headquartered in Bethesda, Maryland, Lockheed Martin is a highly diversified global enterprise principally engaged in the research, design, development, manufacture and integration of advanced-technology systems, products and services. The Corporation's core businesses span space, electronics, aeronautics, information and services, telecommunications, energy and systems integration. Employing more than 165,000 people worldwide, Lockheed Martin had 1998 sales surpassing $26 billion.


                                      ###

NEWS MEDIA CONTACT:             James Fetig 301/897-6352
INVESTOR RELATIONS CONTACT:     James Ryan, 301/897-6584or
                                Randa Middleton, 301/8976455
Web site: www.lmco.com
          ------------

NOTE: Statements which are not historical facts are forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may use terminology such as "anticipated," "expected," "believe," "should," "scheduled," and "estimated." The undertakings contained in these statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results. These risks include the availability of government funding and customer requirements, economic conditions, competitive environment, timing of awards and contracts; timing of product delivery and launches, customer acceptance and the outcome of contingencies including completion of acquisitions and divestitures, litigation and environmental remediation, and program performance in addition to other factors not listed. See in this regard the Corporation's filings with the Securities and Exchange Commission. The Corporation does not undertake any obligation to publicly release any revisions to forward looking statements to reflect events or circumstances or changes in expectations after the date of this press release or the occurrence of anticipated events.

LOCKHEED MARTIN CORPORATION
Consolidated Results
(In millions, except per share data)

                                                                  QUARTER ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                   1999                1998                 % Change
                                                  ------              ------                --------
Net Sales                                         $6,188              $6,217                     0%

Earnings before Interest and Taxes                  $616                $647                    -5%

Interest Expense                                    $192                $213                   -10%

Pre-tax Earnings                                    $424                $434                    -2%

Income Taxes                                        $156                $165                    -5%

     Effective Tax Rate                               37%                 38%                  N/M

Earnings before Cumulative Effect of
     Change in Accounting                           $268                $269                     0%

Cumulative Effect of Change in Accounting*         ($355)                  -                   N/M

Net (Loss) Earnings                                 ($87)               $269                  -132%

Basic Earnings (Loss) Per Share:
   Earnings before Cumulative Effect of
        Change in Accounting                       $0.70               $0.72                    -3%
   Cumulative Effect of Change in Accounting*     ($0.93)                  -                   N/M
                                                  ------              ------
   Earnings (Loss) Per Share                      ($0.23)              $0.72                  -132%

Average Basic Shares Outstanding                   380.3               373.9

Diluted Earnings (Loss) Per Share:
   Earnings before Cumulative Effect of
        Change in Accounting                       $0.70               $0.71                    -1%
   Cumulative Effect of Change in Accounting*     ($0.93)                  -                   N/M
                                                  ------              ------
   Earnings (Loss) Per Share                      ($0.23)              $0.71                  -132%

Average Diluted Shares Outstanding                 382.6               379.4

* The Corporation adopted the American Institute of Certified Public Accountants' Statement of Position (SOP) No. 98-5, "Reporting on the Costs of Start-Up Activities" effective January 1, 1999.

LOCKHEED MARTIN CORPORATION
Segment Results Excluding Nonrecurring and Unusual Items
(In millions, except for percentages)

                                                                        QUARTER ENDED MARCH 31,
                                                      ---------------------------------------------------------
                                                         1999                1998                 % Change
                                                        ------              ------                --------
Space & Strategic Missiles
--------------------------
Net Sales                                               $1,626              $1,907                   -15%
Segment EBIT                                              $125                $267                   -53%
Margins                                                    7.7%               14.0%
Amortization of Goodwill and Contract Intangibles           $7                  $7                     0%

Electronics*
------------
Net Sales                                               $1,750              $1,698                     3%
Segment EBIT                                              $152                $141                     8%
Margins                                                    8.7%                8.3%
Amortization of Goodwill and Contract Intangibles          $57                 $57                     0%

Aeronautics
Net Sales                                               $1,536              $1,351                    14%
Segment EBIT                                              $169                $151                    12%
Margins                                                   11.0%               11.2%
Amortization of Goodwill and Contract Intangibles          $20                 $20                     0%

Information & Services**
------------------------
Net Sales                                               $1,201              $1,212                    -1%
Segment EBIT                                               $61                 $55                    11%
Margins                                                    5.1%                4.5%
Amortization of Goodwill and Contract Intangibles          $24                 $26                    -8%


Corporate and Other***
----------------------
Net Sales                                                  $75                 $49                    53%
Segment EBIT                                               ($5)                $33                  -115%
Margins                                                    N/M                 N/M


* 1998 results include the operations of LM Commercial Electronics divested effective February 22, 1998.

** 1998 results include the operations of CalComp Technology, Inc., which is currently executing a timely non-bankruptcy shutdown of its operations.

*** 1999 results include the operations of LM Global Telecommunications, Inc.

LOCKHEED MARTIN CORPORATION
Other Financial Information
(In millions, except for per share amounts and percentages)

RECONCILIATION OF EARNINGS EXCLUDING NONRECURRING AND UNUSUAL ITEMS

                                                      QUARTER ENDED MARCH 31,
                                                  -------------------------------
                                                     1999                1998
                                                    ------              ------
Net (Loss) Earnings - As Reported                     ($87)               $269
After Tax Gain on L3 Disposition                      ($74)                  -
Cumulative Effect of Change in Accounting             $355                   -
                                                 ----------          ----------
Pro Forma Net Earnings                                $194                $269


Diluted (Loss) Earnings Per Share - As Reported     ($0.23)              $0.71
After Tax Gain on L3 Disposition                    ($0.19)                  -
Cumulative Effect of Change in Accounting            $0.93                   -
                                                 ----------          ----------
Pro Forma Diluted Earnings Per Share                 $0.51               $0.71

OTHER FINANCIAL INFORMATION

                                                      QUARTER ENDED MARCH 31,
                                                  -------------------------------
                                                     1999                1998
                                                    ------              ------
EBIT to Sales Margin                                 10.0%               10.4%
Amortization of Goodwill and Contract Intangibles
  Resulting from Prior Acquisitions (pretax)         $108                $110
Depreciation and Amortization                        $122                $143
EBITDA                                               $846                $900

                                                  03/31/99             12/31/98
                                                  --------             --------
Backlog                                            $45,682 *            $45,345

Total Debt                                         $10,835 *            $10,886
  Long-term (including current maturities)         $ 9,672 *            $ 9,843
  Short-term                                       $ 1,163 *            $ 1,043

Cash and Cash Equivalents                             $    43 *                $   285

Stockholders' Equity                                  $ 6,053 *                $ 6,137

Total Debt-to-Capital                                      64%*                     64%

*  Preliminary data